Exhibit 10.2

SUBSCRIPTION AGREEMENT

August 1, 2025

Xcel Brands, Inc.

550 Seventh Ave, 11th Floor

New York, New York 10018

Ladies and Gentlemen:

1.            The undersigned hereby tenders this subscription and applies for the purchase of 82,159 shares of Common Stock (the “Shares”) of Xcel Brands, Inc. (the “Company”) for an aggregate purchase price of $113,380.48. On or prior to 9:30 a.m. on Monday, August 4, 2025 the undersigned will deliver to the Company, via wire transfer of same day funds in accordance with instructions by the Company in the full amount of the purchase price for the Shares which the undersigned is hereby subscribing for pursuant hereto.

2.            In order to induce the Company to accept this subscription, the undersigned hereby represents and warrants to, and covenants with, the Company as follows:

(i)            The undersigned has such knowledge and expertise in financial and business matters that the undersigned is capable of evaluating the merits and risks involved in an investment in the Shares and the Company;

(ii)            The undersigned understands that the Company has determined that the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Act”), which is based upon non-public offerings is applicable to the offer and sale of the Shares, based, in part, upon the representations, warranties and agreements made by the undersigned herein;

(iii)          The undersigned understands that: (A) the shares have not been registered under the Act or the securities laws of any state, based upon an exemption from such registration requirements for non-public offerings pursuant to Regulation D under the Act; (B) the Shares are and will be “restricted securities”, as said term is defined in Rule 144 of the Rules and Regulations promulgated under the Act; (C) the Shares may not be sold or otherwise transferred unless they have been first registered under the Act and all applicable state securities laws, or unless exemptions from such registration provisions are available with respect to said resale or transfer; (D) the Company is under no obligation to register the Shares under the Act or any state securities laws, or to take any action to make any exemption from any such registration provisions available; (E) the certificates for Shares will bear a legend to the effect that the transfer of the securities represented thereby is subject to the provisions hereof; and (F) stop transfer instructions will be placed with the transfer agent for the Common Stock;

(iv)          The undersigned is acquiring the Shares solely for the account of the undersigned, for investment purposes only, and not with a view towards the resale or distribution thereof;

(v)           The undersigned will not sell or otherwise transfer any of the Shares or any interest therein, unless and until: (A) said Shares shall have first been registered under the Act and all applicable state securities laws; or (B) the undersigned shall have first delivered to the Company a written opinion of counsel (which counsel and opinion (in form and substance) shall be satisfactory to the Company), to the effect that the proposed sale or transfer is exempt from the registration provisions of the Act and all applicable state securities laws;

(vi)          The undersigned has determined that the Shares are a suitable investment for the undersigned and that undersigned has the financial ability to bear the economic risk of the undersigned’s investment in the Company, has no need for liquidity with respect to such investment, and has adequate means for providing for his or its current needs and contingencies;

(vii)          The undersigned has full power and authority to execute and deliver this Subscription Agreement and to perform the obligations of the undersigned hereunder, and each such agreement is a legally binding obligation of the undersigned in accordance with its terms;

(viii)        The undersigned is an “accredited investor,” as such term is defined in Regulation D of the Rules and Regulations promulgated under the Act;

(ix)           The address set forth below is the undersigned’s true and correct residence, and the undersigned has no present intention of becoming a resident of any other state or jurisdiction;

(x)            The undersigned does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Shares for which the undersigned is subscribing;

(xi)           The undersigned understands that an investment in the Shares is a speculative investment which involves a high degree of risk of loss of the undersigned’s entire investment.

3.            The Company hereby represents and warrants to, and covenants with, the undersigned as follows:

(i)            The Company has been duly organized and is validly existing as a corporation and is in good standing under the laws of the state of its incorporation.

(ii)            Prior to the closing, (i) this Subscription Agreement and the Shares will have been duly and validly authorized by the Company and (ii) the issuance and sale of the Shares will have been duly authorized and, when the Shares have been issued and duly delivered against payment therefore as contemplated by this Agreement, the Shares will be validly issued, fully paid and nonassessable.

4.            Neither this Subscription Agreement nor any of the rights of the undersigned hereunder may be transferred or assigned by the undersigned, except to an affiliate of the undersigned without the consent of the Company.

5.            Except as otherwise provided herein, this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgements herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

6.            This Subscription Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

7.            This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

8.            This Subscription Agreement may only be modified by a written instrument executed by the undersigned and the Company.

9.            Unless the context otherwise requires, all personal pronouns used in this Subscription Agreement, whether in the masculine, feminine or neuter gender, shall include all other genders.

10.          All notices or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or mailed by certified or registered mail, return receipt requested, postage prepaid, as follows: if to the undersigned, to the address set forth on the signature page; and if to the Company, to Xcel Brands, Inc., 550 Seventh Avenue 11th Floor, New York, New York 10018 Attention: Mr. Seth Burroughs, Executive Vice President, or to such other address as the Company or the undersigned shall have designated to the other by like notice.

SIGNATURE PAGE

Signature(s):

By: /s/ Robert W. D’Loren
Signature(s)

Robert W. D’Loren
Print Name of Subscriber

Number of Shares Subscribed for: 82,159
Amount of Subscription: $113,380.48

(All Subscribers should please print information

below exactly as you wish it to appear

in the records of the Company)

Social Security Number of Individual or other Taxpayer I.D. Number

Address for notices, if different:

Number and Street

City	State	Zip Code

ACCEPTANCE OF SUBSCRIPTION

Xcel Brands, Inc.

The foregoing subscription is hereby accepted by Xcel Brands, Inc., this 1st day of August 2025, for 83,368 Shares

XCEL BRANDS, INC.

By:	/s/ James F. Haran
Name: James F. Haran
Title: Chief Financial Officer